UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2021

Commission file number 001-38265

nVent Electric plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1391970
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

    The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW, United Kingdom
(Address of principal executive offices)

Registrant's telephone number, including area code: 44-20-3966-0279

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	NVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 Results of Operations and Financial Condition
On October 28, 2021, nVent Electric plc (the "Company") issued a press release announcing earnings results for the third quarter of 2021 and a conference call in connection therewith. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This press release refers to certain non-GAAP financial measures (organic sales, segment income, return on sales, adjusted net income, adjusted diluted earnings per share and free cash flow) and a reconciliation of those non-GAAP financial measures to the corresponding financial measures contained in the Company's financial statements prepared in accordance with generally accepted accounting principles.

The 2021 and 2020 segment income, return on sales, adjusted net income and adjusted diluted earnings per share eliminate, where applicable:

•Expense related to certain targeted restructuring activities.
•Expense related to certain acquisition and integration activities associated with our business acquisitions.
•Amortization of all intangible assets associated with our business acquisitions, including inventory step-up amortization associated with those acquisitions. The Company excludes these non-cash expenses because the Company believes it (i) enhances management’s and investors’ ability to analyze underlying business performance, (ii) facilitates comparisons of our financial results over multiple periods, and (iii) provides more relevant comparisons of the Company's results with the results of other companies as the amortization expense, inventory step-up amortization, and acquisition related expenses may fluctuate significantly from period to period based on the timing, size, nature, and number of acquisitions. Although the Company excludes amortization of these acquired intangible assets and inventory step-up from its non-GAAP results, the Company believe that it is important for investors to understand that revenue generated, in part, from such intangibles is included within revenue in determining adjusted results.
•Impairment expense related to intangible assets.
•Pension and other postretirement mark-to-market (gain) loss. The Company recognizes changes in the fair value of plan assets and net actuarial gains or losses for pension and other post-retirement benefits as a mark-to-market adjustment. Net actuarial gains and losses occur when the actual experience differs from any of the various assumptions used to value the Company's pension and other post-retirement plans or when assumptions change. This accounting method also results in the potential for volatile and difficult to forecast mark-to-market adjustments. The Company believes that the exclusion of pension and other postretirement mark-to-market (gain) loss better reflects the ongoing costs of providing pension and postretirement benefits to its employees.
•Income tax effects of the above adjustments, which are calculated using the Company's estimated non-GAAP tax rate. This non-GAAP tax approach eliminates the effects of period specific items, which can vary in size and frequency and do not necessarily reflect our long-term operations. The non-GAAP tax rate could be subject to change for a variety of reasons, including the rapidly evolving global tax environment, significant changes in the Company's geographic earnings mix including due to acquisition activity or other changes in our strategy or business operations.

The Company uses the term "organic sales" to refer to GAAP net sales excluding 1) the impact of currency translation and 2) the impact of revenue from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to divested product lines not considered discontinued operations ("acquisition sales"). The portion of GAAP net sales attributable to currency translation is calculated as the difference between (a) the period-to-period change in net sales (excluding acquisition sales) and (b) the period-to-period change in net sales (excluding acquisition sales) after applying prior period foreign exchange rates to the current year period. The Company uses the term "organic sales growth" to refer to the measure of comparing current period organic net sales with the corresponding period of the prior year.

Management utilizes these adjusted financial measures to assess the run-rate of its continuing operations against those of prior periods without the distortion of these factors that the Company does not consider components of our core operating performance. The Company believes that these non-GAAP financial measures will be useful to investors as well to assess the continuing strength of the Company's underlying operations. In addition, adjusted diluted earnings per share is used as a criterion to measure and pay long-term incentive compensation and segment income is used as a criterion to measure and pay annual incentive compensation. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The Company uses free cash flow to assess its cash flow performance. The Company believes free cash flow is an important measure of liquidity because it provides the Company and its investors a measurement of cash generated from operations that is available to pay dividends, make acquisitions, repay debt and repurchase shares. In addition, free cash flow is used as criterion to measure and pay annual incentive compensation. The Company's measure of free cash flow may not be comparable to similarly titled measures reported by other companies.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Shell Company Transactions
Not applicable.
(d)	Exhibits
EXHIBIT INDEX

Exhibit	Description
99.1	nVent Electric plc press release dated October 28, 2021 announcing earnings results for the third quarter of 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 28, 2021.

nVent Electric plc
Registrant

By	/s/ Sara E. Zawoyski
Sara E. Zawoyski
Executive Vice President and Chief Financial Officer